EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

Subsidiaries of Sonoco Products Company, pursuant to Item 601(21) of Regulation S-K, as of December 31, 2007 are:

1.	Sonoco-Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

2.	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

3.	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

4.	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

5.	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

6.	Paper Stock Dealers, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina

7.	Inspiral, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

8.	Sonoco (SPG), Inc., a 100%-owned domestic subsidiary, incorporated in Wisconsin

9.	Sonoco Crellin Holding, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

10.	Keating Gravure USA, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

11.	Gunther U.S.A., Inc., a 100%-owned domestic subsidiary, incorporated in Tennessee

12.	Sonoco Paperboard Group LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

13.	Sonoco Crellin International, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

14.	Sonoco-Crellin, Inc., a 100%-owned domestic subsidiary, incorporated in New York

15.	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan

16.	Injecto Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Illinois

17.	Crellin Europe B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

18.	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan

19.	Sonoco Crellin B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

20.	Southern Plug & Manufacturing, Inc., a 100%-owned domestic subsidiary, incorporated in Louisiana

21.	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

22.	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri

23.	Sonoco Structural Fiber, LLC, a 90%-owned domestic subsidiary, incorporated in South Carolina

24.	Polysack AS, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

25.	Georgia Paper Tube, Inc., a 100%-owned domestic subsidiary, incorporated in Georgia

26.	Sonoco CorrFlex, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

27.	Sonoco CorrFlex D & P, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

28.	Sonoco CorrFlex Display and Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

29.	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

30.	U.S. Paper Mills, Inc., a 100%-owned domestic subsidiary, incorporated in Wisconsin

31.	Hayes Manufacturing Group, Inc., a 100%-owned domestic subsidiary, incorporated in Wisconsin

32.	Sonoco Phoenix, Inc., a 100%-owned domestic subsidiary, incorporated in Ohio

33.	SPC Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

34.	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

35.	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

36.	Sonoco International, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

37.	Sonoco Machinery, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

38.	Sonoco of Puerto Rico, a 100%-owned domestic subsidiary, incorporated in South Carolina

39.	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

40.	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

41.	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

42.	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

43.	Sonoco Montreal Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

44.	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

45.	1190138 Ontario Inc, a 100%-owned foreign subsidiary, incorporated in Canada

46.	S W Inc., a 100%-owned foreign subsidiary, incorporated in Canada

47.	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

48.	Sonoco Absorbent Technologies Limited fka Inspiral UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

49.	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom

50.	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

51.	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

52.	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

53.	Sonoco Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

54.	TPT Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

55.	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom

56.	Sonoco Packaging Tapes Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

57.	Sonoco Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

58.	Sonoco UK Leasing Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

59.	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

60.	Capseals Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

61.	Sonoco Europe Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

62.	Unit Reels & Drums Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

63.	The Grove Mill Paper Company Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

64.	TPT Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

65.	Heathfield Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

66.	Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

67.	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

68.	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

69.	Nathaniel Lloyd & Company Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

70.	Corepak Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

71.	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

72.	Sonoco Consumer Products Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

73.	Sonoco Iberia, S.L., a 100%-owned foreign subsidiary, incorporated in Spain

74.	Sonoco Bonmati, S.A., a 100%-owned foreign subsidiary, incorporated in Spain

75.	Sonoco Pina, S.A., a 100%-owned foreign subsidiary, incorporated in Spain

76.	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

77.	Sonoco Consumer Products NV, a 100%-owned foreign subsidiary, incorporated in Belgium

78.	Demolli Industria Cartaria S.p.A., a 100%-owned foreign subsidiary, incorporated in Italy

79.	Sonoco Netherlands Holding I B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

80.	Sonoco-Alcore AS (fka Sonoco Norge A/S), a 100%-owned foreign subsidiary, incorporated in Norway

81.	Sonoco Ambalaj Sanayi Ve Ticaret Anonim Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey

82.	Sonoco-Alcore Spolka Z Ograniczona Odpowiedzialnoscia, a 100%-owned foreign subsidiary, incorporated in Poland

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

83.	Sonoco International Holdings Gmbh, a 100%-owned foreign subsidiary, incorporated in Switzerland

84.	Sonoco Alcore NV, a 100%-owned foreign subsidiary, incorporated in Belgium

85.	Sonoco International BVI, a 100%-owned foreign subsidiary, incorporated in the British Virgin Islands

86.	Sonoco Paper Mill & IPD Hellas Sa, a 100%-owned foreign subsidiary, incorporated in Greece

87.	Sonoco CPD Greece SA, a 100%-owned foreign subsidiary, incorporated in Greece

88.	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France

89.	Sonoco Eurocore SA, a 100%-owned foreign subsidiary, incorporated in Belgium

90.	Tubetex NV, a 100%-owned foreign subsidiary, incorporated in Belgium

91.	Sonoco Paper France S.A.S, a 100%-owned foreign subsidiary, incorporated in France

92.	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France

93.	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

94.	Sonoco Deutschland CPD GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

95.	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

96.	Sonoco Caprex Karton- und Papierverarbeitungs AG, a 72%-owned foreign subsidiary, incorporated in Switzerland

97.	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

98.	Sonoco Alcore GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

99.	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany

100.	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia

101.	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand

102.	Sonoco Asia Holdings LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

103.	Sonoco Asia, L.L.C., a 79.2%-owned domestic subsidiary, incorporated in Delaware

104.	Sonoco Asia Management Company, L.L.C., a 70%-owned domestic subsidiary, incorporated in Delaware

105.	Sonoco Thailand Ltd, a 79.2%-owned foreign subsidiary, incorporated in Thailand

106.	AGD (Thailand) Limited, a 79.2%-owned foreign subsidiary, incorporated in Thailand

107.	Sonoco Taiwan Ltd, a 79.2%-owned foreign subsidiary, incorporated in Taiwan

108.	Sonoco Singapore Pte. Ltd., a 79.2%-owned foreign subsidiary, incorporated in Singapore

109.	Sonoco Holdings Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia

110.	Sonoco Malaysia Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia

111.	Sonoco Products Malaysia Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia

112.	Sonoco Hongwen Paper Co Ltd, a 63.6%-owned foreign subsidiary, incorporated in China

113.	PT Sonoco Indonesia, a 79.2%-owned foreign subsidiary, incorporated in Indonesia

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

114.	Sonoco (Suzhou) Packaging Co Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

115.	Sonoco Kaiping Packaging Company Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

116.	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil

117.	Sonoco Participacoes Ltda., a 100%-owned foreign subsidiary, incorporated in Brazil

118.	Sonoco For Plas do Brazil Ltda, a 51%-owned foreign subsidiary, incorporated in Brazil

119.	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia

120.	Colombiana PM, a 100%-owned domestic subsidiary, incorporated in Delaware

121.	Inversionne Sonoco do Chile LTDA, a 100%-owned foreign subsidiary, incorporated in Chile

122.	Sonoco do Chile SA, a 100%-owned foreign subsidiary, incorporated in Chile

123.	Sonoco Venezolana, a 90%-owned foreign subsidiary, incorporated in Venezuela

124.	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

125.	Sonoco de Mexico SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico

126.	Manufacturas Sonoco SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico

127.	Servicios Mexicanos Ejecutivos Sa de CV, a 100%-owned foreign subsidiary, incorporated in Mexico

128.	Sonoco SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico

129.	Sonoco (Weifang) Packaging Company, Ltd., a 79.2%-owned foreign subsidiary, incorporated in China

130.	Sonoco Yatai Pinghu Packaging Co Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

131.	Sonoco-Alcore Oy, a 100%-owned foreign subsidiary, incorporated in Finland

132.	Sonoco Alcore AB, a 100%-owned foreign subsidiary, incorporated in Sweden

133.	Sonoco IPD France SAS (fka Sonoco Alcore SAS), a 100%-owned foreign subsidiary, incorporated in France

134.	ZAO Sonoco Alcore, a 100%-owned foreign subsidiary, incorporated in Russia

135.	Sonoco-Alcore Ou, a 100%-owned foreign subsidiary, incorporated in Estonia

136.	Sonoco Operadora S de R L de C V, a 100%-owned foreign subsidiary, incorporated in Mexico

137.	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland

138.	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

139.	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

140.	Sonoco Mexico Holdings BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

141.	Sonoco JV GmbH & Co. KG, a 100%-owned foreign subsidiary, incorporated in Germany

142.	AT-Spiral Oy, a 100%-owned foreign subsidiary, incorporated in Finland

143.	Sonoco Poland - Packaging Services Spolka Z Ograniczona Odpowiedzialnoscia, a 100%-owned foreign subsidiary, incorporated in Poland

144.	Keating Gravure Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

145.	Sonoco Luxembourg S.N.C., a 100%-owned foreign subsidiary, incorporated in Luxembourg

146.	Sonoco Plastik Sanayi ve Ticaret Ltd., a 100%-owned foreign subsidiary, incorporated in Turkey

147.	Sonoco (Xiamen) Packaging Company Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

148.	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

149.	Sonoco India Private Limited, a 79.2%-owned foreign subsidiary, incorporated in India

150.	Sonoco (Shanghai) Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

151.	CP Acquisition, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

152.	Clear Pack Company, a 100%-owned domestic subsidiary, incorporated in Illinois

153.	Sonoco (Shanghai) Packaging Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

154.	Matrix Packaging, Inc., a 100%-owned foreign subsidiary, incorporated in Canada

155.	Tricor USA (Matrix) Acquisition U.S. Company Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

156.	Matrix Packaging of Illinois, Inc., a 100%-owned domestic subsidiary, incorporated in Illinois

157.	Matrix Packaging of California LLC, a 100%-owned domestic subsidiary, incorporated in California

158.	Matrix Packaging of Missouri, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

159.	Matrix Packaging of Florida Inc, a 100%-owned domestic subsidiary, incorporated in Florida

160.	RPP Sonoco Taichang, a 79.2%-owned foreign subsidiary, incorporated in China